UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2002


                      THE EMPIRE DISTRICT ELECTRIC COMPANY
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               (Exact name of registrant as specified in charter)

                                     Kansas
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                 (State or other jurisdiction of incorporation)

            1-3368                                       44-0236370
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   (Commission File Number)                (IRS Employer Identification Number)


    602 Joplin Street, Joplin, Missouri                           64801
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (417) 625-5100
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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                                        2


Item 5 Other Events

     Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on July 2, 2002 relating to the announcement of a new rating by Standard & Poor's. Attached hereto as Exhibit
99.2 is a press release, which is incorporated by reference herein, issued by Standard & Poor's on July 2, 2002 relating the Company's new rating.

               The new ratings are as follows:

               Company Credit Rating        BBB
               First Mortgage Bonds         BBB
               Senior Notes                 BBB-
               Commercial Paper             A-2
               Trust Preferred Securities   BB+



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE EMPIRE DISTRICT ELECTRIC COMPANY



                           By   /s/ D.W. Gibson
                                ------------------------------------------------
                                Name:   D.W. Gibson
                                Title:  Vice President - Regulatory and
                                        General Services

Dated:  July 2, 2002




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                                  Exhibit Index


     Exhibit
      Number          Description

       99.1           Press Release of Empire dated July 2, 2002.

       99.2           Press Release of Standard & Poor's dated July 2, 2002.